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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



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                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




May 27, 1998
Date of Report (Date of earliest event reported)
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                        INTEGRATED MEASUREMENT SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)


OREGON                                                 93-0840631
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)

                            Commission File No. 0-26274

9525 S.W. GEMINI DRIVE, BEAVERTON OR                        97008
(Address of principal executive officers)                   (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (503) 626-7117

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ITEM 5.   OTHER EVENTS

          Press Release

          Integrated Measurement Systems, Inc. Announces Stock Repurchase
             Program
               On May 27, 1998, Integrated Measurement Systems, Inc. announced that it intends to repurchase up to 500,000 shares of its currently outstanding common stock over the next 12 months in open market and negotiated transactions. Full text is attached to this report as Exhibit 99a.


ITEM 6. EXHIBITS

          (exhibit reference numbers refer to Item 601 of Regulation S-K)

          99. Press Release -- INTEGRATED MEASUREMENT SYSTEMS, INC. ANNOUNCES STOCK REPURCHASE PROGRAM


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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on June 1, 1998.

                         INTEGRATED MEASUREMENT SYSTEMS, INC.
                         (Registrant)

                         /s/   Sar Ramadan
                         -------------------------------------

                         Sar Ramadan
                         Chief Financial Officer